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                                                                    EXHIBIT 23.1



               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the 1996 Stock Plan of Aurora Biosciences Corporation of our report dated February 10, 2000, with respect to the financial statements of Aurora Biosciences Corporation included in the Annual Report (Form 10-K) for the year ended December 31, 1999.


                                             /s/ ERNST & YOUNG LLP
                                                 ERNST & YOUNG LLP



San Diego, California
June 20, 2000